THE FBR FUNDS

Money Market Fund
FBR Fund for Government Investors

SUPPLEMENT DATED DECEMBER 27, 2005
TO THE PROSPECTUS DATED FEBRUARY 28, 2005

This supplement to the Prospectus dated February 28, 2005, for The FBR Funds, Money Market Fund, updates certain information in the Prospectus as described below.  For further information, please contact The FBR Funds toll-free at 888.888.0025.

  Assignment of Advisory Contract.  The Board of Trustees of The FBR Funds (the "Trust") have unanimously approved the assignment of the investment advisory agreement between the FBR Fund for Government Investors (the "Fund"), a series of the Trust, and Money Management Advisers, Inc., the Fund's investment adviser since inception (the "Former Adviser"), to FBR Fund Advisers, Inc., 1001 Nineteenth Street North, Arlington, VA 22209 (the "New Adviser"). Both the New Adviser and the Former Adviser are subsidiaries of Friedman, Billings, Ramsey Group, Inc. The assignment of the investment advisory agreement was effective on November 1, 2005. The assignment of the investment advisory agreement will not affect the nature and quality of the advisory services rendered to the Fund. Additionally, the advisory fees will not change as a result of the change in advisers.

The New Adviser was organized as a Delaware corporation in 1996 and is registered with the Securities and Exchange Commission as an investment adviser. In addition to managing the assets of the Fund, the New Adviser manages approximately $1.7 billion on behalf of other series in the Trust.

  Administrative Contract.   Effective November 1, 2005, the Trust on behalf of the Fund entered into an agreement with FBR Fund Advisers, Inc. (the "Adviser") to provide day-to-day administrative services including monitoring portfolio compliance, determining compliance with provisions of the Internal Revenue Code, oversight of the service providers and preparing the Fund's registration statements. Pursuant to the Agreement, the Adviser receives a fee of 0.06% of the first $2 billion of average daily net assets of the Fund, 0.05% of the next $1 billion of average daily net assets of the Fund and 0.035% of the Fund's average daily net assets in excess of $3 billion. The Adviser also provides the Fund with office space, facilities and business equipment and generally administers the Fund's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Fund. The Adviser compensates all personnel, Officers, and Trustees of the Fund if such persons are employees of the Adviser.

Effective November 1, 2005, the Trust on behalf of the Fund entered into an agreement with FBR National Trust Company ("FBRNTC"), a wholly-owned subsidiary of Friedman, Billings, Ramsey Group, Inc., to serve as the Fund's custodian.  On November 21, 2005, FBRNTC entered into an agreement with Cardinal Bank, a Virginia-chartered bank ("Cardinal"), whereby Cardinal has agreed to acquire certain of FBRNTC's fiduciary and other assets and assume FBRNTC's deposit liabilities. Closing of the transaction, which is subject to the satisfactory completion of due diligence by Cardinal, the receipt of required regulatory approvals and third-party consents, and other customary closing conditions, is anticipated to occur in the first quarter 2006.  Upon closing of the transaction, the Fund's custodian services will be performed by Cardinal.

Prior to November 1, 2005, the Fund had entered into an agreement with FBRNTC for Fund Administration, Fund Accounting, Transfer Agency and Custody Services.  Under this agreement, FBRNTC provided or paid the costs for such services and other fund operating expenses. Effective November 1, 2005, the Fund has contracted directly with Integrated Fund Services, Inc. for the provision of transfer agency, dividend disbursement and fund accounting services.

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